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                                                                  EXHIBIT 24.1
                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Anheuser-Busch Companies, Inc. (hereinafter referred to as the "Company"), hereby constitutes and appoints August A. Busch III, W. Randolph Baker and JoBeth G. Brown, and each of them acting singly, the true and lawful agents and attorneys, or agent and attorney, with full powers of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned to do any and all things and to execute any and all instruments which said agents and attorneys, or any of them may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the 2000 Annual Report on Form 10-K of the Company, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the name of each of the undersigned in the capacities indicated below to the said 2000 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and to any and all amendments to said 2000 Annual Report on Form 10-K, and each of the undersigned hereby grants to said attorneys and agents, and to each of them singly, full power and authority to do and perform on behalf of the undersigned every act and thing whatsoever necessary or appropriate to be done in the premises as fully as the undersigned could do in person, hereby ratifying and confirming all that said attorneys and agents, or any of them, or the substitutes or substitute of them or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 28th day of March, 2001.

            /s/ AUGUST A. BUSCH III              /s/ W. RANDOLPH BAKER
      -----------------------------------   ---------------------------------
                August A. Busch III                 W. Randolph Baker
              Chairman of the Board                Vice President and
           and President and Director           Chief Financial Officer
         (Principal Executive Officer)       (Principal Financial Officer)


               /s/ JOHN F. KELLY                 /s/ BERNARD A. EDISON
      -----------------------------------   ---------------------------------
                 John F. Kelly                     Bernard A. Edison
         Vice President and Controller                  Director
         (Principal Accounting Officer)


            /s/ CARLOS FERNANDEZ G.                /s/  JOHN E. JACOB
      -----------------------------------   ---------------------------------
              Carlos Fernandez G.                    John E. Jacob
                    Director                            Director


               /s/ JAMES R. JONES                /s/ CHARLES F. KNIGHT
      -----------------------------------   ---------------------------------
                 James R. Jones                     Charles F. Knight
                    Director                            Director


           /s/ VERNON R. LOUCKS, JR.             /s/  VILMA S. MARTINEZ
      -----------------------------------   ---------------------------------
             Vernon R. Loucks, Jr.                 Vilma S. Martinez
                    Director                            Director


             /s/ JAMES B. ORTHWEIN             /s/ WILLIAM PORTER PAYNE
      -----------------------------------   ---------------------------------
                James B. Orthwein                 William Porter Payne
                    Director                            Director


               /s/ JOYCE M. ROCHE                /s/   PATRICK T. STOKES
      -----------------------------------   ---------------------------------
                 Joyce M. Roche                     Patrick T. Stokes
                    Director                            Director


              /s/ ANDREW C. TAYLOR            /s/ DOUGLAS A. WARNER III
      -----------------------------------   ---------------------------------
                Andrew C. Taylor                  Douglas A. Warner III
                    Director                            Director

          /s/ EDWARD E. WHITACRE, JR.
      -----------------------------------
           Edward E. Whitacre, Jr.
                  Director